Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), the undersigned Chief Executive Officer and Controller of Appliance Recycling Centers of America, Inc. (the “Company”) hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 29, 2008 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Very truly yours,

Edward R. Cameron

/s/Edward R. Cameron
President and Chief Executive Officer

Peter P. Hausback

/s/Peter P. Hausback
Executive Vice President and Chief Financial Officer

Patrick J. Winters

/s/Patrick J. Winters
Controller (Principal Accounting Officer)

Date: May 13, 2008

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.